Note 6 - Convertible Debt	Jun. 30, 2025
Notes
Note 6 - Convertible Debt

Note 6 – Convertible Debt

The Company issued convertible debt with detachable warrants for $600,000 during the period ended June 30, 2025. The fair value of the warrants of $802,589 were determined based on a Black-Scholes calculation. Upon initial recognition of the convertible notes, the fair value of issued warrants exceeded the amount of proceeds. The resulting discount to the carrying amount of the convertible notes is amortized over the life of the note and recognized as interest expense under the effective interest method until the earliest of conversion date.

The initial allocation of the proceeds was as follows:

June 30, 2025
Fair value of the warrants issued	$802,589
Discount on debt	(600,000)
Initial finance cost	$202,589

The debt discount was amortized to interest expense which brought the carrying amount of the convertible notes to $600,000.  The total interest expense was $802,859. The debt was converted into 810 shares of Series D Preferred stock with a stated value of $1,000 per share.  The Series D preferred stock was fair valued at $810,000 by a third-party appraiser.  This resulted in a loss on extinguishment of debt of $210,000.